UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2023 (January 17, 2023)

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd Beijing, People’s Republic of China	100062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 10-67084339

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SISI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 17, 2023, Shineco, Inc. (the “Company”) issued a press release announcing that the Company entered into an non-binding framework agreement (the “LOI”) with certain shareholders of Dream Partner Limited (“Dream Ltd.”) to acquire 80% equity interests of Dream Ltd., which indirectly owns 100% equity interests of Chongqing Wintus Group (“Wintus”), a company established under the laws of China. According to the LOI, the total purchase price of the acquisition is estimated to be approximately $40 million which is expected to consist of cash and the Company’s common stock. If the parties enter into a definitive Agreement on the terms contemplated , the Company will seek approval of its stockholders to issue the Common Stock portion of the Consideration in accordance with NASDAQ Rule 5635. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The LOI represents terms for a proposed transaction and will be subject to legal and financial due diligence, which includes a third-party audit and evaluation, the approval of the Company’s shareholders, the definitive documentation, the receipt of all necessary third-party and regulatory approvals, and certain other closing conditions. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated on the terms or time frame contemplated in the LOI or at all.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be identified by terminology such as “may”, “will”, “should”, “could”, “intend”, “expect”, “plan”, “budget”, “forecast”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “continue”, “evaluating” or similar words. Forward-looking statements should not be relied upon because they are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Examples of forward-looking statements include, among others, statements the Company makes regarding the use of Wintus’s antibacterial and antiviral fabrics, the results and potential synergies or benefits of the combination of the Company’s and Wintus’s businesses and their future growth potential; the proposed terms and conditions of any binding definitive agreement with Wintus and the receipt of any necessary approvals and satisfaction of all closing conditions for the completion of the transaction, amongst others. Readers are cautioned not to rely on any forward-looking statements. Actual results may differ materially from historical results or those indicated by the forward-looking statements as a result of a variety of factors including, but not limited to, risks and uncertainties associated with the Company’s ability to raise additional funding, its ability to maintain and grow its business, variability of operating results, its ability to maintain and enhance its brand, its development and introduction of new products and services, the ability to obtain all necessary regulatory approvals in the jurisdictions where it intends to market and sell its products the successful integration of acquired companies, technologies and assets into its portfolio of products and services, marketing and other business development initiatives, competition in the industry, general government regulations, economic conditions, the impact of the COVID-19 pandemic, dependence on key personnel, the ability to attract, hire and retain personnel who possess the technical skills and experience necessary to meet the requirements of its clients, and its ability to protect its intellectual property. The Company encourages readers to review other factors that may affect its future results in its filings with the Securities and Exchange Commission (the “SEC”). The forward-looking statements in this Report are based only on information currently available to the Company and speak only as of the date of this Report, and the Company assumes no obligation to update any forward-looking statements except as required by the applicable rules and regulations.

No Offer or Solicitation

This Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

The Company intends to file a preliminary proxy statement with the SEC in connection with the transaction described in this Report if, and after the parties enter into a definitive agreement, and will thereafter mail a definitive proxy statement and other relevant documents to its stockholders. This Report does not contain all the information that should be considered concerning the transaction, and it is not intended to provide the basis for any investment decision or any other decision in respect to the transaction. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the transaction, as these materials will contain important information about the Company and the transaction. The definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the transaction. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: Xiqiao Liu, Executive Director, RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China or by telephone on (+86) 10- 67084339.

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s most recent Annual Report on Form 10-K filed with the SEC and in the Company’s other SEC filings. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed transaction will be set forth in the proxy statement for the proposed transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that the Company intends to file with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated January 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2023

SHINECO, INC.

By:	/s/ Jennifer Zhan
Name:	Jennifer Zhan
Title:	Chief Executive Officer